UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2016

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 828-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02- DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 4, 2016, Destination XL Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the adoption of the Company’s 2016 Incentive Compensation Plan (the “2016 Plan”).  The 2016 Plan became effective on August 4, 2016, the date of stockholder approval.

For a description of the material features of the 2016 Plan see “Proposal 2 – To Approve the Adoption of the Company’s 2016 Incentive Compensation Plan –Summary of the 2016 Incentive Compensation Plan” on pages 37 through 44 of the Company’s Definitive Proxy Statement on Schedule 14A filed on June 27, 2016 in connection with the Annual Meeting. Such description, which is qualified in its entirety by reference to the 2016 Plan, as approved by the Company’s Board of Directors and stockholders, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.07- Submission of Matters to a Vote of Security Holders.

Set forth below are the matters submitted at the Annual Meeting by the Board of Directors to a vote of stockholders and the final results of the voting for each proposal.

Proposal 1: Election of Directors.

The Company’s stockholders elected ten directors to hold office until the 2017 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.  The results of the voting were as follows:

	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Seymour Holtzman	40,009,948	806,653	4,277	5,221,466
David A. Levin	40,532,126	285,069	3,682	5,221,467
Alan S. Bernikow	39,786,938	1,029,562	4,377	5,221,467
Jesse Choper	40,045,006	771,494	4,377	5,221,467
John E. Kyees	40,526,990	289,610	4,277	5,221,467
Willem Mesdag	40,503,849	313,150	3,878	5,221,467
Ward K. Mooney	40,492,372	324,128	4,377	5,221,467
George T. Porter, Jr.	40,491,180	325,820	3,877	5,221,467
Mitchell S. Presser	39,523,926	1,293,074	3,877	5,221,467
Ivy Ross	40,538,423	278,577	3,877	5,221,467

Proposal 2: Approval of the 2016 Plan.

The 2016 Plan was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
32,760,037	8,052,213	8,626	5,221,468

Proposal 3: Advisory Vote on Compensation of Named Executive Officers.

The compensation of the Company's named executive officers was approved by a non-binding advisory vote based upon the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
36,126,409	4,675,878	18,590	5,221,467

Proposal 4: Ratification of Appointment of Independent Registered Public Accountants.

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending January 28, 2017 was ratified based upon the following votes:

FOR	AGAINST	ABSTAIN
45,893,286	146,148	2,910

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Destination XL Group, Inc.’s 2016 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION XL GROUP, INC.
Date:	August 8, 2016	By:	/s/ Robert S. Molloy
Robert S. Molloy
Senior Vice President, General Counsel and Secretary

Exhibit Listing

Exhibit No.	Description

10.1	Destination XL Group, Inc.’s 2016 Incentive Compensation Plan

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